UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2007

Ortec International, Inc.

(Exact Name of Registrant as Specified in its Charter)

DE	0-27368	11-3068704
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3960 Broadway New York, NY	10032
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 740-6999

(Former name or former address, if changed from last report)

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

In an 8-K dated January 29, 2007 and filed on January 31, 2007 we reported that we had entered into an Exchange Agreement with Paul Royalty Fund, L.P. (“PRF”). In Section 8 of the Exchange Agreement, PRF had agreed that at the time of a liquidation of Ortec, and /or the disposition of Ortec’s assets to which PRF has a security interest, the first $2,000,000 of any amounts payable to PRF from such liquidation or disposition of assets would be used repay the principal of the bridge loans we have issued since October 2006. On March 22, 2007, such Exchange Agreement was amended to increase that $2,000,000 amount to $2,500,000. As of March 27, 2007, we have received bridge loans aggregating $1,974,000 and commitments for the remaining $526,000 balance.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ortec International, Inc. (Registrant)

Date: March 27, 2007	By:	/s/ Alan W. Schoenbart
Chief Financial Officer

EXHIBIT INDEX

EX-10.01	Amendment No. 1 to Exchange Agreement